UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 18, 2013

Arch Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178883	46-0524102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Pembroke House, 28-32 Pembroke St Upper, Dublin 2, Ireland
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	353-871536401

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2013, the Board of Directors of Arch Therapeutics, Inc. (the “Company”, “we”, “us”, or “our”) adopted the 2013 Equity Incentive Plan (the “Plan”) and reserved 7,825,388 shares of the Company’s common stock for issuance thereunder to employees, officers and consultants of the Company. Also on June 18, 2013, stockholders holding a majority of our outstanding common stock executed a written consent approving and adopting the Plan. Pursuant to the approval of our Board of Directors and our stockholders, the adoption of the Plan became effective on June 18, 2013.

For a detailed description of the terms and conditions of the Plan see “STOCKHOLDERS’ ACTION NO. 1—APPROVAL OF Arch Therapeutics, Inc. 2013 Stock Incentive Plan” in the Information Statement attached hereto as Exhibit 99.1, which description is incorporated herein by reference. The description of the Plan contained in the Information Statement is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2013, our Board of Directors and stockholders holding at least a majority of the outstanding shares of our common stock approved the amendment and restatement of our bylaws.

The following discussion briefly summarizes some of the significant differences between our prior bylaws (the “Prior Bylaws”) and the amended and restated bylaws (the “Amended and Restated Bylaws”), and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws included as Exhibit 3.1 to this Current Report on Form 8-K.

Special Meetings of Stockholders - The Prior Bylaws provide that special meetings of the stockholders may be called by our President, Board of Directors, or at the request of the holders of not less than one-tenth of all of our outstanding shares entitled to vote on any issue at the meeting. The Amended and Restated Bylaws provide that special meetings may be called by our Chairman of the Board, President or Board of Directors.

Action by Stockholders in Lieu of a Meeting - The Prior Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if written consents are signed by stockholders holding a majority of the shares entitled to vote with respect to the subject matter. As permitted by applicable provisions of the Nevada Revised Statutes (“NRS”), the Amended and Restated Bylaws do not permit action to be taken by the stockholders by written consent.

Stockholder Proposals and Director Nominations - The Prior Bylaws did not contain any reference to the procedures to be followed if our stockholders wished to put forth a stockholder proposal or propose to the Board of Directors a nominee for director. The Amended and Restated Bylaws provide guidelines relating to both stockholder proposals and director nominations by stockholders.

Number of Directors - The Prior Bylaws provide that the number of directors on our Board of Directors was to be established at between one and nine directors by a resolution of our Board of Directors. The Amended and Restated Bylaws provide that the number of directors on our Board of Directors is to be established at between one and 12 directors by resolution of the Board of Directors.

Removal of Directors - The Prior Bylaws provide that directors may be removed with or without cause (provided that our articles of incorporation do not require that removal only be for cause) by the stockholders at a meeting called for that purpose if notice has been given that a purpose of the meeting is to vote on such removal. The Amended and Restated Bylaws provide that any director or the entire Board of Directors may be removed at any time, but only for cause or only by the affirmative vote of the holders of sixty-six and two-thirds percent (66⅔%) or more of the outstanding shares of our capital stock entitled to vote generally in the election of directors.

Uncertificated Shares - The Amended and Restated Bylaws include a provision permitting the issuance of uncertificated shares, as permitted by the NRS. This provision will allow us to issue our authorized stock as uncertificated shares, although stockholders remain entitled to receive a stock certificate. The Prior Bylaws did not contain a provision relating to uncertificated shares.

Electronic Communications - The Amended and Restated Bylaws updates the Prior Bylaws to provide for electronic communications at stockholder meetings and electronic delivery of notices of stockholder meetings and meetings of our Board of Directors, to the fullest extent of currently applicable Nevada law. This provides our Board of Directors and our stockholders with additional flexibility regarding attending and receiving materials relating to stockholder and director meetings.

Indemnification - Both the Prior Bylaws and the Amended and Restated Bylaws provide that we shall indemnify any director or officer or former director or officer to the fullest extent permitted by law. The Amended and Restated Bylaws also provide additional detail, including with respect to the types of claims for which such individuals may be indemnified, exceptions to our indemnification requirements, and provisions regarding additional indemnification agreements and/or insurance.

Amendment - The Prior Bylaws provide that the bylaws may be amended by the Board of Directors unless (i) our articles of incorporation or applicable law reserves such power exclusively to our stockholders; (ii) our stockholders, in adopting, amending or repealing any bylaw, provided expressly that the Board of Directors may not amend or repeal that bylaw; or (iii) a bylaw either establishes, amends or deletes a greater-than-majority stockholder quorum or voting requirement; in which case only our stockholders may amend or repeal one or more of our bylaws. The Amended and Restated Bylaws provide that the bylaws may be amended by the Board of Directors, without any similar limitations, or by the stockholders.

Certain Acquisitions by Fiduciaries - The Amended and Restated Bylaws provide that Sections NRS 78.378 to 78.3793 of the NRS, inclusive (entitled “Acquisition of a Controlling Interest”), shall not apply to the Company or to any “Acquisition” of a “Controlling Interest” (as each term is defined therein) in the Company by any existing or future stockholder or stockholders. These provisions of the NRS provide generally that any person or entity that acquires a certain percentage of the outstanding voting shares of a Nevada corporation may be denied voting rights with respect to the acquired shares, unless certain criteria are satisfied. The Prior Bylaws do not address this matter, and accordingly we would have been subject to such provisions under the Prior Bylaws if we satisfied all conditions and requirements thereof.

The Amended and Restated Bylaws include other substantive changes that have not been summarized above, as well as administrative and stylistic changes, and the foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws included as Exhibit 3.1 hereto.

SECTION 8 – other events

Item 8.01 Other Events.

On June 21, 2013, the Company sent an Information Statement to its stockholders regarding the adoption of the Plan and the Amended and Restated Bylaws. A copy of the Information Statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)             Exhibits.

Exhibit	Description
3.1	Amended and Restated Bylaws of Arch Therapeutics, Inc.
10.1	Arch Therapeutics, Inc. 2013 Stock Incentive Plan
99.1	Information Statement of Arch Therapeutics, Inc. dated June 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: June 24, 2013	/s/ Terrence W. Norchi, M.D.
Terrence W. Norchi, M.D.
President, Chief Executive Officer and
Interim Chief Financial Officer